UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported):   February 3, 2006

MUELLER GROUP, LLC

(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-117473	37-138-7813
(State or Other Jurisdiction of	(Primary Standard Industrial	(I.R.S. Employer
Incorporation or Organization)	Classification Code Number)	Identification Number)

500 West Eldorado Street
Decatur, IL 62522-1808
(Address of Principal Executive Offices)

(217) 423-4471

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On February 3, 2006, Walter Industries, Inc. (“Walter”), an indirect parent of Mueller Group, LLC (the “Company”), issued a press release announcing that on February 3, 2006, Mueller Water Products, Inc. (“Mueller”), a wholly-owned subsidiary of Walter and the sole member of the Company, filed with the Securities and Exchange Commission a registration statement on Form S-1 (Registration No. 333-131536) relating to the proposed initial public offering of Mueller’s Series A common stock.  A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information contained in Items 7.01 and 9.01 shall not be deemed to be “filed” with the Securities and Exchange Commission or incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing. The furnishing of the information contained in Items 7.01 and 9.01 is not intended to, and does not, constitute a determination or admission as to the materiality or completeness of such information.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Title

99.1	Press Release dated February 3, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 3, 2006	MUELLER GROUP, LLC

	By:	/s/ Victor P. Patrick
Victor P. Patrick
Vice President, General Counsel and Secretary